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                                                                    EXHIBIT 99.1

                                    Amedisys

                    A Healthy Investment for the 21st Century

                                  NASDAQ: AMED

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Statements contained in this presentation which are not historical facts are forward-looking statements. These forward-looking statements and all other statements that may be contained in this presentation that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially than those forecasted. Such forward-looking statements are estimates reflecting the best judgment of Amedisys, Inc. management based upon currently available information. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by Amedisys, Inc. with the Securities and Exchange Commission, and forward-looking statements contained herein, or other public statements of Amedisys, Inc. or its management should be considered in light of those factors.

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Amedisys Facts

o    Largest home nursing company in the South

o    Leader in the largest industry segment

o    Profitable under Medicare payment system

o    Revenue growth and earnings momentum

o    Improved balance sheet

o    Experienced management team

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Largest Home Care Nursing Company in the South
57 Locations

Oklahoma - 4
Texas - 1
Louisiana - 5
Alabama - 10
Tennessee - 11
Georgia - 21
Florida - 2
South Carolina - 1
North Carolina - 1
Virginia - 1

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Leader in the Largest Industry Segment

Total in 2001 - $41.3 Billion


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Nursing                   70%
Infusion                  14%
Respiratory               10%                                       NURSING
DME                        6%                                      Amedisys
                                                                    Gentiva
                                                                    Odyssey
                                                                RESPIRATORY
                                                                      Apria
                                                                    Lincare
                                                                   INFUSION
                                                                Option Care

Source:  Jefferies & Co. 2001

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What is Medicare's Prospective
Payment System?

                     Enacted with Balance Budget Act in 1997

                         Implemented On October 1, 2000

                  Fixed rate of payment for an episode of care

                           Standard episode is 60 days

                            Payment determined by...

                         National standardized base rate
                       Diagnosis and acuity of the patient
                                Regional location

                   Cost effective companies can be profitable


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Profitable in Medicare Payment System

                           Prospective Payment System
                        Example: Average Amedisys Patient
   Fixed Rate                                                     $ 2,274
   Average Illness Adj.                                               289
   Wage Index                                                         (63)
   Total Payment Per Episode                                      $ 2,500

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Profitable in Medicare Payment System

                           Prospective Payment System
                        Example: Average Amedisys Patient
   Total Payment Per Episode                                    $ 2,500
   Average Visits Per Episode                      20
   Direct Cost Per Visit                         $ 50
                                                 ----
   Total Direct Cost Per Episode
   (20 Visits X $50 per visit)                                  $(1,000)
   Gross Margin Per Episode                                     $ 1,500


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Revenue Growth


                                                  In Millions
              1st Q 01                               $22.1
              2nd Q 01                               $27.2
              3rd Q 01                               $29.7
              4th Q 01                               $31.1
              1st Q 02                               $31.9

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Earnings Momentum

                             Financial Performance

                                                               1st Q 02      1st Q 01         2001           2000
    Amounts in millions except Earnings Per Share
    Net Service Revenues                                      $    31.9     $    22.2      $   110.2     $    88.2
    Operating Income (Loss)                                   $     3.0     $     0.1      $     7.5     $    (2.6)
    Net Income from Continuing                                $     2.6     $    (0.4)     $     5.3     $    (4.3)
    Operations - Pre-Tax
    EPS from Continuing Operations
    - Fully Diluted                                           $    0.25     $   (0.07)     $    0.64     $   (1.00)
    EPS - Fully Diluted and Fully Taxed                       $    0.19                    $    0.41

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Improved Balance Sheet

o    Recently completed $9.5 M private placement of common stock

o    Significant improvement in collections and working capital

o    On-going reduction in debt

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Improved Balance Sheet


                            Total Debt (In Millions)   Total Stockholders Equity
                                                                   (In Millions)
                 1st Q 01                   $   41.1                $   (3.9)
                 2nd Q 01                   $   37.2                $   (2.4)
                 3rd Q 01                   $   36.6                $    0.7
                 4th Q 01                   $   40.1                $    3.3
                 1st Q 02                   $   32.4                $    6.5

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Experienced Management Team

o    William F. Borne

     o    Chairman and Chief Executive Officer

o    Larry R. Graham

     o    Chief Operating Officer

o    Gregory H. Browne

     o    Chief Financial Officer

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Amedisys is Positioned for Growth

                                        Growth Drivers

Consolidation of Home Health        Transition from Facility to          Aging of America
        Industry                        Non-Facility Care

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Consolidation of Home Health Industry

Internal Growth Strategies

o    Gain market share from agency attrition

o    Increase referral base with superior DSM programs

o    Build physician relationships with strong sales force

o    Develop managed care business

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Consolidation of Home Health Industry

External Growth Strategies

o    Expand service area with quality acquisitions

o    Valuations of agencies increasing but still attractive

o    26% decrease in companies since BBA 1997

o    30% of Medicare certified agencies are hospital based

o    Hospitals lost the cost shifting benefit and are divesting

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
                                           Acquisition History
Alliance Home Health                  January 1998                        Oklahoma
Precision Home Health                 April 1998                          Louisiana
Columbia HCA                          November 1998                       Southern States
Northwest Home Health                 October 2000                        Georgia
Mid-Florida Home Health               November 2000                       Florida
Seton Home Health Services            April 2001                          Alabama
HealthCalls                           June 2001                           South Carolina
Christus Spohn Home Health            April 2002                          Texas



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Transition from Facility to Non-Facility Care

o    Health care costs are 14% of the GDP

o    Home care is a cost effective alternative

o    Millimann & Robertson - 56-64% of inpatient care is avoidable

o    Home care reduces the length of hospital stays

o    Payors encourage home care to preserve margins

o    90% of AARP members prefer to be treated at home

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Transition from Facility to Non-Facility Care

                       National Healthcare Expenditures as a Percentage of GDP
                                  1980                            8.8%
                                  1990                           12.0%
                                  1993                           13.4%
                                  1996                           13.3%
                                  1997                           13.2%
                                  1998                           13.0%
                                  1999                           13.0%
                                 2000*                           13.1%
                                 2001*                           13.4%
                                 2002*                           13.9%
                                 2003*                           14.3%
                                 2004*                           14.6%
                                 2005*                           14.9%
                                 2006*                           15.1%
                                 2007*                           15.3%
                                 2008*                           15.5%
                                 2009*                           15.7%
                                 2010*                           15.9%
                     Source:  HCFA Online                            *  Estimated

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Transition from Facility to Non-Facility Care

                                  Average Per Diem Cost Comparison
                Inpatient Hospital                                                 $1,000
                Skilled Nursing Facility                                             $500
                Home Health Care                                                      $90
                                                            Source:  Jefferies & Co. 2001

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Transition from Facility to Non-Facility Care

                         Home Healthcare Spending
                      1980                      $ 2.4
                      1990                      $12.6
                      1993                      $21.9
                      1996                      $33.6
                      1997                      $34.5
                      1998                      $33.5
                      1999                      $33.1
                      2000*                     $36.6
                      2001*                     $41.3
                      2002*                     $46.6
                      2003*                     $51.4
                      2004*                     $56.4
                      2005*                     $61.1
                      2006*                     $66.0
                      2007*                     $71.2
                      2008*                     $76.2
                      2009*                     $81.5
                      2010*                     $87.0
                                         Dollars in billions
                * Projected              Source: HCFA Online

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Aging of America

                                            Pop. 65 yrs. and over. US, 1950 - 2030
                  1950       1960       1970      1980       1990       2000       2010       2020      2030
85+                0.6        0.9        1.5       2.2        3.0        4.3        5.7        6.5       8.5
65+               12.2       16.6       20.1      25.5       31.1       34.7       39.4       53.2      69.4

         Numbers in millions

Source:  Health, U.S. 1999, Health and Aging
Chartbook, U.S. Health and Human Services Dept.

                                                     Current Patients per 1,000 Population
                                                                           Women        Men
                                                 65-74 yrs.                 27.6       18.2
                                                 75-84 yrs.                 84.1       55.4
                                                 85+                       130.1       99.5

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Aging of America

                           Home Health Services Received By
                            Patients 65 Years of Age and Over
                   Nursing                                       85.3%
                   Homemaker                                     28.7%
                   Physical therapy                              20.0%
                   Social services                               10.9%
                   Medications                                    9.9%
                   Continuous home care                           5.8%
                   Occupational therapy                           4.8%
                   MD services                                    3.7%
                   Nutrition                                      3.4%
                   Other services                                15.1%


                                 Source, U.S. 1999, Health and Aging
                                 Chartbook, U.S. Health and Human Services Dept.
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Amedisys has a Profitable Growth Strategy

                          Growth Strategy Going Forward

       Capitalize on                Exploit Trend to               Grow with the
          Industry                    Non-Facility               Aging of America
       Consolidation                   Based Care             o   Patients need more
  o   AMED will expand          o   AMED will provide a       health care as they age
  Markets with sale force       viable solution to the        o   AMED provides home
  o   AMED will acquire         increasing  cost of health    care - a patient's first
  hospital based agencies       care                          choice for care

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Why Invest in Amedisys?

o    Demonstrated capacity for profitable growth

o    Well positioned in a rapidly growing health care segment

o    Successful record of acquiring and integrating companies

o    Operating with the right capital base in place

o    Strong and experienced management team

o    Clear and identifiable growth strategy

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                                    Amedisys

                   The Healthy Investment for the 21st Century